--------------------------------------------------------------------------------
                                                                               1


DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the year ended December 31, 1997.

THE MARKET ENVIRONMENT

The High Yield market was surprisingly strong once again in 1997, returning 12.76% as measured by the Lehman Brothers High Yield Bond Index (the "Index"). This performance exceeded the 9.65% return of the Lehman Brothers Aggregate Bond Index - which measures performance for the rest of the domestic fixed income markets - by 312 basis points.

FUND ACTIVITY

The Fund's strategy in 1997 consisted of three key elements. First, the "B" credit quality category was overweighted to earn higher yields. Second, the Fund's weighting in the Telecommunications industry was increased to take advantage of the historic opportunity in that sector. Third, there was a focus on issues of companies which were likely IPO (initial public offering) and merger/acquisition candidates.

Overall, the Fund continues to be well diversified and is invested in issues of 98 companies at year-end. Top industry categories are: Telecommunications (23.3%), Containers and Paper (13.8%), Consumer Products and Services (11.2%), Food and Beverages (11.1%), and Industrial (10.9%). Average maturity is 8.2 years, and average credit quality is "B".

Borrowing under the Fund's line of credit has been maintained below 33% of assets during this reporting period. On December 31, borrowings were at approximately 25% of assets.

FUND PERFORMANCE

CIGNA High Income Shares had another successful year of solid performance. Based on net asset value, CIGNA High Income Shares returned 2.37% in the fourth quarter and 18.58% for the full year. This performance exceeded the Index, which returned 1.93% for the quarter and 12.76% for the full year. Returns based on the market value of the Fund's shares traded on the New York Stock Exchange were -5.97% and 11.65%, respectively, for the quarter and the year. (Fund returns assume reinvestment of all dividends and are net of all expenses.)

OUTLOOK

The outlook is essentially for "more of the same." Other than temporary bouts of "indigestion" brought on by supply/demand imbalances or an unforeseen external shock to the system, most everything on the horizon seems to portend continued favorable results for High Yield investors in 1998.

RIGHTS OFFER

Shortly after the end of the year, the Fund successfully completed a one-for-three, non-transferable Rights Offering. The Fund received primary and over-subscription requests for almost 100% of the shares offered, issuing 12,452,266 shares at $7.91 on January 23, 1998. Net proceeds, after offering expenses of less than $0.01 per share, amounted to approximately $98 million.


Sincerely,


/s/ R. Bruce Albro

R. Bruce Albro,
Chairman of the Board and President
CIGNA High Income Shares

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)        2



The High Yield market experienced rapid growth during 1997, with a record volume of new issuance exceeding $125 billion. The market's size is now about $450 billion, an increase of 30% over 1996. This tremendous growth was driven by a growing and increasingly diverse group of investors who saw not only compelling returns offered by High Yield investments, but also the benefits of diversification provided by the asset class. Many new players, such as private and public pension funds, banks, growth and income funds and collateralized bond obligations (CBOs) joined with traditional buyers - insurance companies and mutual funds - to add to the demand for high yield paper.

New issuance under Rule 144A represented a huge part of the market, accounting for 80% of total volume. Companies took advantage of the speed-to-market and convenience offered by this popular type of underwriting. The media and telecommunications industries continued to dominate the calendar, accounting for about 40% of new issues. With the ongoing trend toward globalization of markets, foreign issuers were more active and represented over 10% of the new high yield issue volume. Results also benefited from a low default rate of about 1.5%, which was in line with recent years' experience.

CIGNA High Income Shares (the "Fund") performed well in the first quarter, returning 1.75% on a net asset value basis. This performance compared favorably with the Fund's benchmark, the Lehman Brothers High Yield Bond Index (the "Index"), which returned 1.12%. The Fund's outperformance was due to a large weighting of "B" issues versus the market, a higher average yield and, of course, the Fund's leverage position.


In general, market conditions were positive in the second quarter. High-yield bonds outperformed Treasuries and investment-grade Corporates, while lagging behind the explosive returns of stocks. In the second quarter, High Yield quality spreads to U.S. Treasury Bonds narrowed. The Fund took advantage of the abundant supply of new issues, actively trading "oversubscribed" deals and selectively investing in higher-yielding, attractive total return issues, while preserving the Fund's yield and retaining its average credit quality. The Fund performed well, returning 7.46% for the second quarter on a net asset value basis. In comparison, the Index returned 4.65% for the quarter.

During the third quarter, market conditions continued to be strong. High Yield bonds outperformed investment-grade Corporates and Treasuries, while again trailing returns from equities. Triple C-rated issues were the top performers. On average, yield spreads to Treasuries narrowed in the third quarter by about 20 basis points. The Fund's activity during the third quarter focused primarily on new issues. Its objective was to establish core positions in new issues within several industry sectors: Telecommunications, Manufacturing, Cable TV, Paper, and Transportation.

The Fund's weighting in emerging markets was increased to 9%, capitalizing on the strong performance of the sector. The Fund continued to perform well, earning 5.94% during the third quarter based on net asset value, versus 4.54% for the Index.

The fourth quarter performance was adversely impacted by the Asian crisis, which affected financial markets worldwide. Despite this, CIGNA High Income Fund finished the year with a solid performance. Based on net asset value, the Fund returned 2.37% in the fourth quarter and 18.58% for the full year. This performance exceeded the Index, which returned 1.93% for the quarter and 12.76% for the full year. Based on the market value of the Fund's shares traded on the New York Stock Exchange, the Fund returned -5.97% for the quarter and 11.65% for the year, which trailed the underlying net asset performance. (All Fund returns assume reinvestment of all dividends and are net of all expenses.) The Fund commenced a Rights Offering late in the fourth quarter, which was successfully completed in January 1998.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)
(Continued)                                                                    3


1998 is expected to be different from 1997 in both tone and character. The robust environment of 1997 included strong gross domestic product (GDP) growth, moderating inflation, strong corporate profit growth, rising stock prices for most of the year, and declining interest rates. This environment is unlikely to be repeated this year. GDP growth is expected to slow somewhat, although a recession in the U.S. is not anticipated. Low inflation is expected to persist. Deflation in the U.S., due to problems with the Asian economies, is unlikely. However, loss of pricing power could have a negative impact on corporate profits in general and commodity producers in particular. Corporate profit growth is expected to be lower than in recent years, possibly leading to a less robust stock market with higher volatility. Under this scenario, Federal Reserve policy will likely remain unchanged.

With this macro environment, the High Yield market is expected to have a good year, although returns will probably not match the performance of the last few years. New issue volume should continue to be strong, with substantial refinancing of existing debt issues adding to the total. The media and telecommunications sectors are expected to continue to dominate new financings. As the economy slows, credit concerns are likely to increase, making the likelihood of credit quality spread narrowing modest at best. These factors point to another good year for the High Yield market in 1998, but perhaps not as strong as 1997.

--------------------------------------------------------------------------------


----------------------------------------------------------------------

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               8/11/88-12/31/97

---------------------------------------------
          AVERAGE ANNUAL RETURN
                                   Inception
                   1 Year   5 Year (8/11/88)
 Market Value      11.65%   13.86%   12.05%
 Net Asset Value   18.58%   15.78%   12.67%
---------------------------------------------

          Point of         CIGNA High               Lehman Brothers
       Measurement        Income Shares *          High Yield Index
       -----------        ----------------         ----------------
          08/11/88             $10,000                 $10,000
             12/88             $ 9,837                 $10,754
             12/89             $ 9,347                 $10,844
             12/90             $ 5,790                 $ 9,912
             12/91             $12,234                 $14,491
             12/92             $15,214                 $16,773
             12/93             $18,199                 $19,643
             12/94             $17,321                 $19,444
             12/95             $21,866                 $23,172
             12/96             $26,076                 $25,802
             12/97             $29,114                 $29,094

* CIGNA High Income Shares - Total return based on market value of common shares


CIGNA High Income Shares performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "HIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock, but does reflect the original underwriting discount included in the Fund's initial offering price at its inception in August 1988. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results.
The Fund's return has been compared with the total return performance of Lehman Brothers High Yield Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the high-yield bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1997           4


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
BONDS AND NOTES - 126.5%
AUTO AND TRUCK - 3.3%
Advanced Accessory System L.L.C.,
    9.75%, 2007 (144A security acquired
    Sep & Oct 1997 for $3,016,250)**     $    3,000    $    2,955
A.P.S., Inc., 11.875%, 2006                   1,730           900
Johnstown American Industries, Inc.,
   11.75%, 2005                               5,500         6,036
                                                      ------------
                                                            9,891
                                                      ------------
BROADCASTING & MEDIA - 9.5%
American Lawyer Media, Inc.,
   9.75%, 2007 (144A security
   acquired Dec 1997 for $3,518,125)**        3,500         3,552
Grupo Televisa, S.A., 11.875%, 2006           5,000         5,650
Lodgenet Entertainment Corp.,
     10.25%, 2006                             3,500         3,622
MDC Communications Corp.,
    10.5%, 2006                               2,500         2,644
Sullivan Broadcasting, Inc.,
   10.25%, 2005                               2,000         2,140
TCI Satellite Entertainment, Inc.,
   10.875%, 2007 (144A security
   acquired Feb 1997 for $5,520,000)**        6,000         6,270
TV Azteca, S.A.,
   10.5%, 2007                                4,000         4,120
                                                      ------------
                                                           27,998
                                                      ------------
CABLE TV - 6.2%
Frontiervision Operating Partners, L.P.,
    11%, 2006                                 4,000         4,460
Galaxy Telecom, L.P.,  12.375%, 2005          5,000         5,500
Multicanal, S.A., 10.5%, 2007                 4,000         3,960
Rifkin Acquisition Partners, L.P.,
   11.125%, 2006                              4,000         4,390
                                                      ------------
                                                           18,310
                                                      ------------
CONSUMER PRODUCTS & SERVICES - 11.2%
Anchor Advanced Products, Inc.,
    11.75%, 2004                              1,250         1,344
Carson, Inc., 10.375%, 2007 (144A
   security acquired Oct & Dec 1997
   for $3,800,000)**                          3,750         3,750
Desa International, Inc., 9.875%, 2007
   (144A security acquired Nov 1997
   for $2,751,875)**                          2,750         2,819
Drypers Corp., 10.25%, 2007                   2,000         2,025
Hines Horticulture, Inc., 11.75%, 2005        5,000         5,500
Renaissance Cosmetics, Inc.,
   11.75%, 2004                               4,500         4,230

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
Scoville Fasteners, Inc., 11.25%, 2007
    (144A security acquired Nov 1997
    for $5,500,000)**                    $    5,000    $     5,100
Sealy Mattress Co., 9.875%, 2007
   (144A security acquired Dec 1997
   for $3,500,000)**                          3,500         3,583
Simmons Co., 10.75%, 2006                     1,500         1,586
Werner Holdings Co., Inc., 10%, 2007
    (144A security acquired Nov 1997
   for $3,176,000)**                          3,150         3,237
                                                      ------------
                                                           33,174
                                                      ------------
CONTAINERS AND PAPER - 13.8%
Berry Plastics Corp., 12.25%, 2004            3,500         3,815
Calmar, Inc., 11.5%, 2005                     5,500         5,830
Crown Paper Co., 11%, 2005                    4,500         4,590
Grupo Industrial Durango, S.A.,
   12.625%, 2003                              3,000         3,353
Indah Kiat Finance Mauritius Ltd., 10%,
   2007 (144A security acquired June,
   July & Sep 1997 for $3,208,712)**          3,250         2,698
Packaging Resources, Inc.,
   11.625%, 2003                              4,775         5,061
Pindo Deli Finance Mauritius Ltd.,
   10.75%, 2007 (144A security
   acquired Sep 1997 for $4,012,190)**        4,000         3,400
Printpak, Inc., 10.625%, 2006                 5,000         5,350
Riverwood International Corp.,
   10.625%, 2007                              3,500         3,535
Tjiwi Kimia Finance Mauritius Ltd.,
   10%, 2004 (144A security acquired
   July, August and Sep 1997
   for $3,921,238)**                          3,950         3,200
                                                      ------------
                                                           40,832
                                                      ------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 6.0%
Dictaphone Corp., 11.75%, 2005                2,600         2,496
International Wire Group, Inc.,
   11.75%, 2005, Series A                     4,500         4,938
   11.75%, 2005, Series B                     1,000         1,097
Telex Communications, Inc.,
   10.5%, 2007                                5,000         4,925
Viasystems, Inc., 9.75%, 2007                 4,000         4,130
                                                      ------------
                                                           17,586
                                                      ------------
ENERGY - 1.8%
Statia Terminals International,
    11.75%, 2003                              4,900         5,170
                                                      ------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1997 (Continued)
                                                                               5
                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
ENTERTAINMENT - 10.8%
Alliance Gaming Corp.,
   10%, 2007 (144A  security acquired
   Aug 1997 for $2,984,040)**            $    3,000    $    3,015
American Skiing Co., 12%, 2006                5,250         5,828
Booth Creek Ski Holdings, Inc.,
   12.5%, 2007                                3,250         3,185
Casino America, Inc., 12.5%, 2003             5,500         5,968
Casino Magic of Louisiana Corp.,
   13%, 2003                                  5,000         4,775
Trump Atlantic City Funding, Inc.,
    11.25%, 2006                              5,000         4,937
Venetian Casino Resort L.L.C., 12.25%,
    2004 (144A security acquired Nov
    1997 for $4,000,000)**                    4,000         4,010
                                                      ------------
                                                           31,718
                                                      ------------
FINANCIAL - 2.1%
Affinity Group Holding, Inc.,
   11%, 2007                                  1,500         1,598
Dollar Financial Group, Inc.,
    10.875%, 2003                             4,150         4,482
                                                      ------------
                                                            6,080
                                                      ------------

FOOD AND BEVERAGES - 11.1%
Americold Corp., 12.875%, 2008                5,000         6,400
Archibald Candy Corp., 10.25%, 2004           1,750         1,833
CFP Holdings, Inc., 11.625%, 2004             4,650         4,569
Del Monte Corp., 12.25%, 2007                 6,250         7,047
Imperial Holly Corp., 9.75%, 2007
    (144A security acquired Dec 1997
    for $1,500,000)**                         1,500         1,509
North Atlantic Trading, Inc., 11%, 2004       3,500         3,640
Star Markets Co., Inc., 13%, 2004             4,000         4,560
Van de Kamps, Inc., 12%, 2005                 3,000         3,308
                                                      ------------
                                                           32,866
                                                      ------------
INDUSTRIAL - 10.9%
Alvey Systems, Inc., 11.375%, 2003            4,270         4,654
Bucyrus International, Inc.,
    9.75%, 2007 (144A security
    acquired Sep 1997 for
    $3,012,500)**                             3,000         3,030
Carpenter W.R. North America, Inc.,

    10.625%, 2007                             3,500         3,623
Foamex Capital Corp., 13.5%, 2005
    (144A security acquired Dec 1997
    for $5,563,750)**                         5,500         6,380
Goss Graphic Systems, Inc.,
   12%, 2006                                  4,625         5,226
High Voltage Energy Corp., 10.5%,
   2004 (144A security acquired
   Aug 1997 for $2,500,000)**                 2,500         2,606

                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
Neenah Corp., 11.125%, 2007              $    2,250    $    2,469
Vicap, S.A., 11.375%, 2007
   (144A security acquired May 1997
   for $4,037,450)**                          4,000         4,270
                                                      ------------
                                                           32,258
                                                      ------------

METALS - 3.6%
Acindar Industria Argentina de
   Aceros, S.A., 11.25%, 2004                 2,500         2,463
Euramax International PLC,
   11.25%, 2006                               4,000         4,300
Gulf States Steel, Inc., 13.5%, 2003          4,000         3,940
                                                      ------------
                                                           10,703
                                                      ------------
MISCELLANEOUS - 2.5%
Climachem, Inc., 10.75%, 2007
    (144A security acquired Nov 1997
    for $1,750,000)**                         1,750         1,802
Sullivan Graphics, Inc., 12.75%, 2005         5,500         5,555
                                                      ------------
                                                            7,357
                                                      ------------

RETAIL - 4.4%
Big 5 Corp., 10.875%, 2007 (144A
    security acquired Nov 1997
    for $1,493,235)**                         1,500         1,481
Central Tractor Farm & Country, Inc.,
   10.625%, 2007                              3,000         3,165
Michaels Stores, Inc., 10.875%, 2006          4,000         4,420
Pantry, Inc., 10.25%, 2007 (144A
    security acquired Oct 1997
    for $3,000,000)**                         3,000         3,075
Tuesday Morning Corp., 11%, 2007                750           754
                                                      ------------
                                                           12,895
                                                      ------------
TELECOMMUNICATIONS - 23.3%
                                         $             $
CCPR Services, Inc., 10%, 2007                1,855         1,762
Dobson Communications Corp.,

   11.75%, 2007                               5,400         5,710

Fonorola, Inc., 12.5%, 2002                   3,950         4,424
Hermes Europe Railtel BV,
   11.5%, 2007 (144A security
   acquired Aug 1997 for $4,699,062)**        4,500         4,995
Iridium L.L.C., 11.25%, 2005 (144A
   security acquired Oct, Nov and Dec
   1997 for $6,434,375)**                     6,500         6,402
Phonetel Technologies, Inc.,
   12%, 2006                                  2,125         2,221


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES December 31, 1997 (Continued)
                                                                               6
                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
Price Communications Wireless, Inc.,
   11.75%, 2007                           $   5,600     $   6,076
Pricellular Wireless, Inc., 10.75%,
   2004                                       2,000         2,192
Primus Telecommunications, Inc.,
   11.75%, 2004                               4,250         4,547
Qwest Communications International,
   Inc., 10.875%, 2007                        3,000         3,413
RCN Corp., 10%, 2007 (144A security
   acquired Oct 1997 for
   $3,000,000)**                              3,000         3,112
Sprint Spectrum, L.P., 11%, 2006              3,000         3,367
Sygnet Wireless Inc., 11.5%, 2006             5,000         5,300
Teligent, Inc., 11.5%, 2007                   3,500         3,509
Transtel Pass-Thru Trust, 12.5%,
    2007 (144A security acquired Oct
    and Nov 1997 for $4,170,000)**            4,250         3,995
Talton Holdings, Inc., 11%, 2007
   (144A security acquired June 1997
   for $4,000,000)**                          4,000         4,340
WinStar Equipment Corp.,
   12.5%, 2004                                3,000         3,368
                                                      ------------
                                                           68,733
                                                      ------------
TEXTILES - 2.8%
Anvil Knitwear, Inc., 10.875%, 2007           4,500         4,624
Avondale Mills, Inc., 10.25%, 2006            3,500         3,754
                                                      ------------
                                                            8,378
                                                      ------------
TRANSPORTATION - 3.3%
Atlas Air, Inc., 10.75%, 2005                 5,385         5,708
Kitty Hawk, Inc., 9.95%, 2004
    (144A security acquired Nov 1997
    for $4,010,000)**                         4,000         4,150
                                                      ------------
                                                            9,858
                                                      ------------
TOTAL BONDS AND NOTES (Cost - $358,424,734)               373,807
                                                      ------------
UNITS - 4.9%
ICF Kaiser International, Inc., 12.31%, ***
   2003 (each $1,000 unit includes
   4.8 warrants for Common Stock)             5,000         5,100
Metronet Communications Co.,
   12%, 2007 (each $1,000 unit includes
   1 warrant for Common Stock) (144A
   security acquired
   July 1997 for $4,611,875)**                4,500         5,175


                                                        MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
------------------------------------------------------------------
Poland Telecom Finance BV,
    14%, 2007 ($1,000 unit includes
    1 warrant for Common Stock)
   (144A security acquired Nov 1997
    for $4,000,000)                      $    4,000    $    4,130
                                                      ------------
TOTAL UNITS (Cost - $13,291,822)                           14,405
                                                      ------------

                                             NUMBER
                                            OF SHARES
                                          ------------
WARRANTS - 0.1%
IHF Capital, Inc., Class A & L, Exp.
1999*                                         5,000              300
NS Group, Inc.,  Exp. 2003*                   4,080               71
Wireless One, Inc., Exp. 2000*               15,000                -
Primus Telecommunications, Inc.,
    Exp. 2004*                                4,250               43
                                                         ------------
TOTAL WARRANTS (Cost - $331,131)                                 414
                                                         ------------

TOTAL INVESTMENTS IN SECURITIES - 131.6%
      (Total Cost - $372,047,687)                            388,626
Liabilities, Less Cash and Other Assets - (31.6%)            (93,370)
                                                        -------------
NET ASSETS - 100% (equivalent to $7.88 per
      share based on 37,486,423 shares outstanding)        $ 295,256
                                                        =============

    * Non-income producing securities.
   ** Indicates restricted security; the aggregate fair value of restricted securities is $108,042,450 (aggregate cost $106,690,677) which is approximately 37% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
  *** Variable rate security. Rate disclosed is as of December 31, 1997.

--------------------------------------------------------------------
  PORTFOLIO COMPOSITION (UNAUDITED)
  December 31, 1997

                                          MARKET         % OF
  QUALITY RATINGS* OF                     VALUE        MARKET
  LONG-TERM BONDS                         (000)         VALUE
--------------------------------------------------------------------
  Ba/BB                                  $  36,259        9.3%
  B/B                                      310,647       80.0%
  Below B                                   41,306       10.7%
                                         ----------     ----------
                                          $388,21       100.0%
                                         ==========     ==========

   *The higher of Moody's or Standard & Poor Ratings.
--------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       7



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                            (IN THOUSANDS)
                                            ----------------
ASSETS:
Investments at market value
   (Cost - $372,047,687)                        $ 388,626
Cash on deposit with custodian                         17
Interest receivable                                10,875
Investment for Trustees' deferred compensation plan
   (Cost - $116,707)                                  165
                                              ------------
      TOTAL ASSETS                                399,683
                                              ------------
LIABILITIES:
Loan payable                                       98,200
Dividend payable January 9, 1998 at
   $.1215 per share                                 4,555
Accrued interest payable                            1,216
Accrued advisory fees payable                         208
Deferred Trustees' fees payable                       165
Other accrued expenses (including $34,081
   due to affiliate)                                   83
                                              ------------
      TOTAL LIABILITIES                           104,427
                                              ------------
NET ASSETS (Equivalent to $7.88 per share
   based on 37,486,423 shares of
   beneficial interest outstanding;
   unlimited number of shares authorized)       $ 295,256
                                              ============
COMPONENTS OF NET ASSETS:
Paid in capital                                 $ 325,005
Undistributed net investment income                   644
Unrealized appreciation of investments             16,626
Accumulated net realized loss                     (47,019)
                                              ------------
NET ASSETS                                      $ 295,256
                                              ============


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

                                               (IN THOUSANDS)
                                            ----------------------
INVESTMENT INCOME
INCOME:
   Interest                                              $ 41,725
EXPENSES:
   Interest expense                          $6,358
   Investment advisory fees                   2,407
   Administrative services                      164
   Shareholder reports                          119
   Custodian fees and expenses                  107
   Trustees' fees                                81
   Transfer agent fees and expenses              52
   Auditing and legal fees                       48
   Other                                         42         9,378
                                            --------   -----------
NET INVESTMENT INCOME                                      32,347
                                                       -----------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS
   Net realized gain from investments                      11,378
   Unrealized appreciation of investments                   4,714
                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS                                             16,092
                                                       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $ 48,439
                                                       ===========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       8


STATEMENT OF CHANGES IN NET ASSETS


                                                  YEARS ENDED DECEMBER 31,
                                          --------------------------------------
                                                1997               1996
                                          -----------------  -----------------
                                                    (IN THOUSANDS)
                                          ------------------------------------
OPERATIONS:
Net investment income                           $   32,347         $   31,218
Net realized gain from investments                  11,378              9,364
Unrealized appreciation on
   investments                                       4,714                781
                                          -----------------  -----------------
Net increase in net assets
   from operations                                  48,439             41,363
                                          -----------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.864
   per share and $0.87 per share,
   respectively)                                   (32,173)           (31,747)
In excess of net investment income
   ($0.00 per share and $0.03 per
   share respectively)                                   -             (1,159)
                                          -----------------  -----------------
Total distributions to shareholders                (32,173)           (32,906)
                                          -----------------  -----------------

CAPITAL SHARE TRANSACTIONS:
Net increase from 659,812 and
   678,552 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively                       5,490              5,270
                                          -----------------  -----------------
Net increase from capital share
   transactions                                      5,490              5,270
                                          -----------------  -----------------
Net Increase in
   Net Assets                                       21,756             13,727
NET ASSETS:
Beginning of period                                273,500            259,773
                                          -----------------  -----------------
End of period (Including undistributed
   net investment income of $644,127
   and $60,782, respectively)                    $ 295,256          $ 273,500
                                          =================  =================


STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1997


                                                     (IN THOUSANDS)
                                                     ---------------

CASH FLOWS FROM INVESTING AND OPERATING
   ACTIVITIES:
   Purchases of portfolio securities                 $   (282,374)
   Proceeds from sales of portfolio securities            274,500
   Investment income received                              42,199
   Investment and administrative expenses paid             (2,976)
   Interest paid                                           (5,616)
                                                        -----------
   Cash flows provided by investing and operating
   activities                                              25,733
                                                       -----------

CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING
   ACTIVITIES:
   Distributions to shareholders (net of reinvestment of
     $5,489,641)                                          (27,929)
   Net borrowings                                           2,200
                                                       -----------
Cash flows used by shareholder and other financing
   activities                                             (25,729)
                                                       -----------
   Net increase in cash                                         4
   Cash, beginning of period                                   13
                                                       -----------
CASH, END OF PERIOD                                    $       17
                                                       ===========


RECONCILIATION OF NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS TO NET INCREASE IN
   CASH PROVIDED BY INVESTING AND OPERATING
   ACTIVITIES:
   Net increase in net assets resulting from
   operations                                           $  48,439
   Increase in value of investments                       (23,922)
   Change in receivables and liabilities exclusive of
   loan and dividend payable                                1,216
                                                       -----------
NET CASH PROVIDED BY INVESTING AND OPERATING
   ACTIVITIES                                           $   25,733
                                                       ===========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS                         9


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to bor-

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Continued)            10


row up to the lesser of (A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 1, 2000. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average borrowings outstanding during the year ended December 31, 1997 were $94,725,129 at an average interest rate of approximately 6.71%. As of December 31, 1997, the Fund was paying interest at an average annual rate of 6.75% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1997, the Fund paid or accrued $164,376.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the year ended December 31, 1997 were $282,374,000 and $274,500,073, respectively.

As of December 31, 1997, the cost of securities for federal income tax purposes was $372,238,797. At December 31, 1997, unrealized appreciation for Federal income tax purposes aggregated $16,387,578 of which $20,662,905 related to appreciated securities and $4,275,327 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1997, the Fund had a capital loss carryover for Federal income tax purposes of $47,019,138 of which $11,490,330, $30,071,289, $3,704,377 and $1,753,142 expire in 1998, 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. RIGHTS OFFERING. During the fourth quarter of 1997, the Fund announced a rights offering, whereby each shareholder on the record date received one non-transferable right per common share. The terms of the rights offering allowed shareholders to acquire one common share for each three rights held and over-subscribe for additional shares (subject to availability and allotment). The subscription price per share was the net asset value per share at the close of business on January 23, 1998. The Fund received primary and over-subscription requests totaling 12,452,266 shares from shareholders during the subscription period from December 26, 1997 (the record date) to January 23, 1998 (the expiration date). On the expiration date, the Fund's net asset value per share was $7.91. Net proceeds to the Fund, received in January 1998, were approximately $98 million.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Continued)          11



8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          1997           1996            1995           1994            1993
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                  $     7.43    $      7.19     $      6.59    $      7.54    $       6.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                                   0.87           0.85            0.84           0.86            0.97
Net realized and unrealized gains (losses )                 0.44           0.29            0.60          (0.91)           0.58
                                                           ------         ------          ------         ------          ------
TOTAL FROM INVESTMENT OPERATIONS                            1.31           1.14            1.44          (0.05)           1.55
                                                           ------         ------          ------         ------          ------
LESS DISTRIBUTIONS:
Distributions from net investment income                   (0.86)         (0.90)          (0.84)         (0.88)          (0.97)
Distributions in excess of net investment income              -              -               -           (0.02)          (0.03)
                                                           ------         ------          ------         ------          ------
TOTAL DISTRIBUTIONS                                        (0.86)         (0.90)          (0.84)         (0.90)          (1.00)
                                                           ------         ------          ------         ------          ------
NET ASSET VALUE, END OF PERIOD                        $     7.88     $     7.43     $      7.19   $       6.59   $        7.54
                                                           ======          ======         ======         ======          ======
MARKET VALUE, END OF PERIOD                           $     8.44     $      8.38    $       7.88  $       7.00   $        8.38
                                                           ======          ======         ======         ======          ======
TOTAL INVESTMENT RETURN:
Per share market value                                     11.65%         19.25%           26.24%        (5.43)%         19.62%
Per share net asset value (2)                              18.58%         16.70%           22.93%        (0.76)%         23.25%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)               $  295,256     $  273,500      $   259,773    $  233,454    $    195,489
Ratio of expenses to average net assets
(includes interest expense)                                 3.28%          3.35%            3.80%         3.27%           2.87%
Ratio of net expenses to average net assets
(excludes interest expense)                                 1.06%          1.07%            1.12%         1.17%           1.21%
Ratio of net investment income to average net assets       11.28%         11.60%           12.03%        12.33%          12.98%
Portfolio turnover                                            74%            78%              60%           72%             48%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Continued)          12


8. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        NET REALIZED AND
                                                                                           UNREALIZED
                                                                                          GAIN (LOSS)           INCR. (DECR.)
                             INVESTMENT INCOME         NET INVESTMENT INCOME            ON INVESTMENTS          IN NET ASSETS
PERIOD ENDED                TOTAL     PER SHARE        TOTAL        PER SHARE        TOTAL        PER SHARE   TOTAL    PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1996             $  9,964     $0.27         $7,742          $0.21              $1,442    $0.04      $3,315     $0.05
June 30, 1996                10,057      0.28          7,837           0.20               1,661     0.05       3,406      0.06
September 30, 1996           10,375      0.28          8,079           0.22               9,225     0.25      11,144      0.27
December 31, 1996             9,858      0.27          7,560           0.21              (2,183)   (0.06)     (4,138)    (0.14)

March 31, 1997               10,260      0.28          7,970           0.21              (3,094)   (0.08)       (830)    (0.07)
June 30, 1997                10,294      0.28          8,000           0.22              11,995     0.32      13,707      0.34
September 30, 1997           10,467      0.28          8,082           0.22               8,588     0.23      10,349      0.25
December 31, 1997            10,704      0.29          8,295           0.22              (1,397)   (0.03)     (1,470)    (0.07)


--------------------------------------------------------------------------------
                                                                              13


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA High Income Shares

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA High Income Shares (the "Fund") at December 31, 1997, the results of its operations and cash flows for the year then ended, changes in its net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
February 20, 1998

--------------------------------------------------------------------------------
                                                                              14


1997 TAX INFORMATION (UNAUDITED)

During 1997, the Fund declared ordinary income dividends of $0.864 per share. There were no capital gain distributions. The $0.1215 distribution which was declared in December 1997 (which includes the regular monthly dividend of 6.75 cents and an extra year end amount of 5.4 cents) complied with a provision in the Internal Revenue Code, as amended, that requires an investment company to distribute substantially all of its accumulated net investment income by the end of each calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 1997 distribution is still considered 1997 taxable income, even though received in 1998, which is consistent with the treatment of the December 1996 distribution (paid on January 10, 1997) that was considered 1996 taxable income. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Fund to the Internal Revenue Service.


AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Trustees of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered

--------------------------------------------------------------------------------
                                                                              15


in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

CIGNA HIGH INCOME SHARES



TRUSTEES                                                                   OFFICERS

R. Bruce Albro                        Thomas C. Jones                        R. Bruce Albro
Senior Managing Director              President, CIGNA Investment            Chairman of the Board and
CIGNA Investments, Inc.               Management and CIGNA                   President
                                      Investments, Inc.
Hugh R. Beath                                                                Alfred A. Bingham III
Advisory Director,                    Paul J. McDonald                       Vice President and Treasurer
AdMedia Corporate Advisors, Inc.      Senior Executive Vice President
                                      and Chief Administrative Officer,      Alan C. Petersen
Russell H. Jones                      Friendly Ice Cream Corporation         Vice President
Vice President and Treasurer
Kaman Corporation                                                            Jeffrey S. Winer
                                                                             Vice President and Secretary


--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

[TREE LOGO OF CIGNA APPEARS HERE]

CIGNA High Income Shares
950 Winter Street                             [TREE LOGO OF CIGNA APPEARS HERE]
Suite 1200
Waltham, MA 02154



                                                   CIGNA High Income Shares

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                        Annual Report
    PERMIT 750
--------------------

                                                         December 31, 1997